SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 6, 2001.

                       WORLDTEQ INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

      Nevada                      000-274243                    98158A 10 1
(State or Other            (Commission File Number)          (I.R.S. Employee
Jurisdiction of                                           Identification Number)
Incorporation)



                15200 Shady Grove Road, Rockville, Maryland 20850
          (Address of Principal Executive Offices, Including Zip Code)
                                 (301) 296-4234
              (Registrant's Telephone Number, Including Area Code)
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
               15825 Shady Grove Road, Rockville, Maryland  20850

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ITEM 1. ADDRESS CHANGE
----------------------

     The  new  corporate  address  is:

     15200 Shady Grove Road, Suite 350, Rockville, MD 20850

ITEM 2. PHONE AND FAX CHANGE
----------------------------

     Phone:  301.296.4234

     Fax:    413.513.1260


                      (SIGNATURES TO FOLLOW ON NEXT PAGE)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                                   (Registrant)

Date:  December 6, 2001


                              By: /S/ Bruce Bertman

                      -------------------------------------
                                  (Signature)
                              Name: Bruce Bertman
                                Title: President,
                            Chief Executive Officer




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